Vertex Energy Form 8-K

Exhibit 10.1

Asset Purchase Termination Agreement

This Asset Purchase Termination Agreement (this “Agreement”), dated as of January 24, 2022, is entered into by and among Safety-Kleen Systems, Inc., a Wisconsin corporation (“Buyer”), Vertex Energy, Inc., a Nevada corporation (“Vertex Energy”), Vertex Energy Operating, LLC, a Texas limited liability company (“Parent”), Vertex Refining LA, LLC, a Louisiana limited liability company (“VRLA”), Vertex Refining OH, LLC, an Ohio limited liability company (“VROH”), Cedar Marine Terminals, L.P., a Texas limited partnership (“CMT”), H & H Oil, L.P., a Texas limited partnership (“H&H”), Vertex Recovery, L.P., a Texas limited partnership (“VRLP”, and, together with Vertex Energy, Parent, VRLA, VROH, CMT and H&H, each a “Seller Party” and, collectively, the “Seller Parties”). Buyer and the Seller Parties are referred to each as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties are party to that certain Asset Purchase Agreement dated as of June 29, 2021 (the “Purchase Agreement”);

WHEREAS, pursuant to Section 9.01(a) of the Purchase Agreement, the Purchase Agreement may be terminated at any time prior to the Closing by the mutual written consent of Parent and Buyer; and

WHEREAS, the Parties desire to terminate the Purchase Agreement, subject to the terms contained herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Simultaneously with the execution hereof, Parent agrees to pay Buyer, via wire transfer to an account specified in advance by Buyer, a termination fee in the amount of Three Million Dollars ($3,000,000).

2.	Immediately upon receipt by Buyer of the foregoing amount, the Purchase Agreement shall terminate, and be of no further force or effect, and there shall be no liability thereunder on the part of any Party hereto or thereto or any of their respective Affiliates, successors and assigns, except to the extent provided in Section 9.02 of the Purchase Agreement (it being acknowledged and agreed that clause (b) of Section 9.02 is not applicable in connection with the termination contemplated herein).

3.	Each Party hereby represents and warrants to the other Parties hereto that such party (a) has not assigned or otherwise transferred any of its rights or interests in the Purchase Agreement, and (b) has the full right and authority to execute and deliver this Agreement, and each person signing on behalf of such Party is authorized to do so.

4.	This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Asset Purchase Termination Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER PARTIES:

VERTEX ENERGY, INC.

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

VERTEX ENERGY OPERATING, LLC

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

VERTEX REFINING LA, LLC

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

VERTEX REFINING OH, LLC

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

CEDAR MARINE TERMINALS, L.P.

By: Vertex II GP, LLC

Its: General Partner

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

H & H OIL, L.P.

By: Vertex Recovery LP, its general partner

By: Vertex II GP, LLC, its general partner

By: Vertex Energy Operating LLC, its Managing Member

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

VERTEX RECOVERY, L.P.

By: Vertex II GP, LLC, its general partner

By: Vertex Energy Operating LLC, its Managing Member

By: /s/ Benjamin P. Cowart

Name: Benjamin P. Cowart

Title: President and Chief Executive Officer

BUYER:

SAFETY-KLEEN SYSTEMS, INC.

By: /s/ Eric W. Gerstenberg

Name: Eric W. Gerstenberg

Title: President